Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Janus Henderson Balanced Fund

Janus Henderson Contrarian Fund

Janus Henderson Developed World Bond Fund

Janus Henderson Flexible Bond Fund

Janus Henderson Enterprise Fund

Janus Henderson European Focus Fund

Janus Henderson Forty Fund

Janus Henderson Global Allocation Fund – Conservative

Janus Henderson Global Allocation Fund – Growth

Janus Henderson Global Allocation Fund – Moderate

Janus Henderson Global Equity Income Fund

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Real Estate Fund

Janus Henderson Global Research Fund

Janus Henderson Global Select Fund

Janus Henderson Global Sustainable Equity Fund

Janus Henderson Global Technology and Innovation Fund

Janus Henderson Government Money Market Fund

Janus Henderson Growth and Income Fund

Janus Henderson High-Yield Fund

Janus Henderson International Dividend Fund

Janus Henderson Low Duration Multi-Sector Income Fund

Janus Henderson Mid Cap Value Fund

Janus Henderson Money Market Fund

Janus Henderson Multi-Sector Income Fund

Janus Henderson Overseas Fund

Janus Henderson Research Fund

Janus Henderson Short Duration Flexible Bond Fund

Janus Henderson Small Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Triton Fund

Janus Henderson U.S. Dividend Income Fund

Janus Henderson Venture Fund

(collectively, the “Funds”)

Supplement dated July 1, 2026

to Currently Effective Prospectuses

and Statements of Additional Information

New Investment Advisory Agreements

On June 30, 2026, Janus Henderson Group plc (“Janus Henderson”), the parent of the Funds’ investment adviser, Trian Fund Management, L.P. and its affiliated funds (“Trian”), and General Catalyst Group Management, LLC and its affiliated funds (“General Catalyst”) completed the previously announced take-private transaction in which Janus Henderson was acquired by, among others, Trian and General Catalyst (the “Transaction”).

The closing of the Transaction was deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreements between each Fund and Janus Henderson Investors US LLC (the “Adviser”). As a result, the closing of the Transaction caused such investment advisory agreements to terminate automatically in accordance with their respective terms.

The Board of Trustees of the Funds (the “Board of Trustees”) approved, subject to shareholder approval, new investment advisory agreements between each Fund and the Adviser in order to permit the Adviser to continue providing advisory services to each Fund following the closing of the Transaction (“Post-Transaction Advisory Agreements”). Each Post-Transaction Advisory Agreement has substantially identical terms as the corresponding current investment advisory agreement.

At special meeting(s) of shareholders held on May 18, 2026, and adjourned and reconvened on May 29, 2026, June 11, 2026, and June 29, 2026 (together, the “Meeting”), shareholders of each Fund approved their respective Post-Transaction Advisory Agreement, each of which took effect upon the closing of the Transaction.

Election of Trustees

At the Meeting, shareholders of each series of Janus Investment Fund (the “Trust”), including the Funds, voting together as a single class, approved the election of Cheryl D. Alston, Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, Gary A. Poliner, and Gwen L. Shaneyfelt to the Board of Trustees of the Trust.

Please retain this Supplement with your records.